                                                    Registration No. 33 - 49808
                                       Investment Company Act File No. 811-6727

       As filed with the Securities and Exchange Commission on August 29, 1997

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

                             REGISTRATION STATEMENT UNDER
                               THE SECURITIES ACT OF 1933            [X]
                              Pre-Effective Amendment No.            [ ]
                                                          -----
                              Post-Effective Amendment No.   7       [X]
                                                         -----
                                       and/or
                             REGISTRATION STATEMENT UNDER
                           THE INVESTMENT COMPANY ACT OF 1940        [X]
                                 Amendment No.   8
                                              ------
                           (Check Appropriate Box or Boxes)

                                  DOMINION FUNDS. INC.
                 ----------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)
                                  5000 Quorum Drive
                                      Suite 620
                                  Dallas, Texas 75240
                ------------------------------------------------------
                       (Address of principal Executive Offices)
                                    (972) 385-9595
                ------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)

                                  Douglas W. Powell
                                  5000 Quorum Drive
                                      Suite 620
                                 Dallas, Texas 75240
                   -----------------------------------------------
                       (Name and Address of Agent for Service)

                                      Copies to:
                           Frederick C. Summers, III, Esq.
                                 1400 St. Paul Place
                              750 North St. Paul Street
                                 Dallas, Texas  75201


              It is proposed that this filing will become effective:
                       immediately upon filing pursuant to paragraph (b)
              -------
                 X     on September 15, 1997 pursuant to paragraph (b)
              -------
                       60 days after filing pursuant to paragraph (a)(1)
              -------
                       on (date) pursuant to paragraph (a)(1)
              -------
                       75 days after filing pursuant to paragraph (a)(2)
              -------
                       on (date) pursuant to paragraph (a)(2) of Rule 485
              -------

If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          Declaration Pursuant to Rule 24f-2
    Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, and will file a Rule 24f-2 Notice with the Commission on or prior to December 31, 1997 for its fiscal year ending June 30, 1997

                           THE DOMINION INSIGHT GROWTH FUND

                                CROSS REFERENCE SHEET
                     (AS REQUIRED BY RULE 481(a) OF REGULATION C
                          UNDER THE SECURITIES ACT OF 1933)



ITEM NUMBER OF                         LOCATION OR CAPTION
FORM N-1A                                 IN PROSPECTUS
--------------                         -------------------

PART A INFORMATION REQUIRED
IN A PROSPECTUS

Item I.  Cover Page                    Cover Page

Item 2.  Synopsis                      Prospectus Summary; Fund Expenses

Item 3.  Condensed Financial           Financial Highlights
         Information

Item 4.  General Description           The Fund; Investment Objective and
         of Registrant                 Policies

Item 5.  Management of the Fund        Fund Expenses And
                                       Example; Investment Advisory And
                                       Other Services; Shareholder Services
                                       and Reports

Item 5A. Management's Discussion of
         Fund Performance              Financial Highlights

Item 6.  Capital Stock and             Distributions and Taxes; Shareholder
         Other Securities              Services And Reports; Purchase of
                                       Shares - Investments By Tax-Sheltered
                                       Retirement Plans

Item 7.  Purchase of Securities        Purchase of Shares; Investment
         Being Offered                 Advisory and Other Services

Item 8.  Redemption or Repurchase      Redemption of Shares

Item 9.  Pending Legal Proceedings     Not Applicable

ITEM NUMBER OF                        LOCATION OR CAPTION IN STATEMENT
  FORM N-1A                              OF ADDITIONAL INFORMATION
-------------                         --------------------------------

PART B INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

Item 10. Cover Page                    Cover Page
Item 11. Table of Contents             Table of Contents
Item 12. General Information           The Fund and the Company
         and History

Item 13. Investment Objectives         Investment Policies and Restrictions
         and Policies

Item 14. Management of the Fund        Executive Officers and Directors

Item 15. Control Persons and           Executive Officers and Directors
         Principal Holders of
         Securities

Item 16. Investment Advisory and       Contained in Prospectus under
         Other Services                caption: "Investment Advisory and
                                       Other Services"; Custodian; Legal
                                       Counsel and Independent Auditors;
                                       Management and Advisory Services;
                                       Executive Officers and Directors; The
                                       Distributor

Item 17. Brokerage Allocation          Portfolio Transactions
         and Other Practices           and Brokerage

Item 18. Capital Stock and             The Fund and the Company
         Other Securities

Item 19. Purchase, Redemption          Contained in Prospectus under
         and Pricing of Securities     captions: "Purchase of Shares"
         Being Offered                 and "Redemption of Shares"

Item 20. Tax Status                    Contained in Prospectus under
                                       captions: "Purchase of Shares -
                                       Investments By Tax-Sheltered
                                       Retirement Plans" and "Distributions
                                       and Taxes - Tax Information"

Item 21. Underwriters                  The Distributor

Item 22. Calculations of               Not Applicable
         Performance Data

Item 23. Financial Statements          Independent Auditors' Report;
                                       Financial Statements

PART C OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                           THE DOMINION INSIGHT GROWTH FUND


    The Dominion Insight Growth Fund (the "Fund") is a mutual fund, organized as a diversified, open-end management investment company whose only investment objective is growth of capital. The Fund will invest primarily in equity securities which management believes have a good potential for capital growth. The Fund's portfolio is managed by Insight Capital Management, Inc. The net assets and the return of the Fund will fluctuate depending on market conditions and other factors. The Fund is a series of shares of Common Stock, $.00l par value, of Dominion Funds, Inc., a Texas corporation (the "Company").

    This Prospectus concisely sets forth the information about the Fund and the Company that a prospective shareholder should know before investing in the Fund. Shareholders should read and retain this Prospectus for future reference.

--------------------------------------------------------------------------------


            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
              SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
                   ANY STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

Additional information about the Fund and the Company is contained in a Statement of Additional Information dated September 15, 1997, which has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information may be obtained upon request, without charge, by calling or writing the Fund or the Distributor at the address or phone number indicated below. Moreover, other supplementary information about the Fund and the Company has been filed with the Securities and Exchange Commission and is available from the Securities and Exchange Commission. This Prospectus incorporates by reference the entire Statement of Additional Information.

--------------------------------------------------------------------------------


                             DOMINION CAPITAL CORPORATION
                                  5000 Quorum Drive
                                      Suite 620
                                 Dallas, Texas 75240
                                    (972) 385-9595


--------------------------------------------------------------------------------


                     This Prospectus is dated September 15, 1997.

                           THE DOMINION INSIGHT GROWTH FUND
                                  PROSPECTUS SUMMARY

SHARES OFFERED     Shares of Common Stock, $.00l par value per share.

OFFERING PRICE,
SALES CHARGE AND
MINIMUM PURCHASE   The public offering price is equal to net asset value plus a sales charge equal to 3.5% of the public offering price
                   (3.63% of the net amount invested), reduced on investments of $100,000 or more. The minimum initial investment is $5,000 ($2,000 for IRA's) with $100 minimum subsequent investments. In its discretion, the Fund may allow investments for less than the minimum amounts. See
                   "Purchase of Shares."

TYPE OF FUND       Open-end diversified management investment company organized as a series of shares of Common Stock, $.001 par value, of Dominion Funds, Inc., a Texas corporation.

INVESTMENT OBJECTIVE
AND POLICIES; RISK
FACTORS            The Fund's only investment objective is growth of capital.
                   There is no assurance that such objective will be achieved. The Fund will invest primarily in equity securities which management believes have a good potential for capital growth. These investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors. See "Investment Objective and Policies; Risk Factors."

INVESTMENT ADVISOR
AND ADVISORY FEE   Insight Capital Management, Inc.  (the "Advisor") is the
                   Fund's investment advisor. The annual advisory fee is 1.0% of average daily net assets. This is a higher fee than is paid by most mutual funds. See "Investment Advisory and Other Services."

ADMINISTRATION     Dominion Institutional Services Corporation (the
                   "Administrator") is responsible for the administration of the Fund and overall management of the Fund's business affairs. The annual administration fee is 1.25% of average daily net assets. See "Investment Advisory and Other
                   Services."

DISTRIBUTIONS
FROM THE FUND      Distributions from net investment income and net capital
                   gains are declared and paid at least annually.  See
                   "Distributions and Taxes."

REDEMPTIONS        Shares may be redeemed at net asset value, without charge.
                   The Fund may require redemption of shares if the value of an account falls below $500. See "Redemption of Shares."

TRANSFER AGENT     Fund Services, Inc.  See "Shareholder Services and Reports."

    The above summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

                                    FUND EXPENSES

    The following table illustrates the various expenses and fees a shareholder of the Fund would bear directly or indirectly. These expenses and fees set forth in the table are for the fiscal year ended June 30, 1997, except as otherwise noted below.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)(1)                                      3.5%
Maximum Deferred Sales Load                                                 None
Maximum Sales Load Imposed on Reinvested Dividends                          None
Redemption Fees(2)                                                          None
Exchange Fee                                                                None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
Management Fees(3)                                                          1.0%
12b-l Fees                                                                  None
Other Expenses(4)                                                          1.30%
    Administrative Fee(3,5)                                              1.25%
    Amortization of Organization Costs                                    .05%

Total Fund Operating Expenses                                              2.30%

EXAMPLE:

                                            1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                            ------         -------        -------        --------
    You would pay the following
    expenses on a $1,000 investment,
    assuming (1)  5% annual return and
    (2)  redemption at the end of each
    period.  The Fund does not
    charge a fee for redemptions.(2)        $58              $104          $154           $289





1 On sales of $100,000 or more, the sales load is reduced as set forth in the section "Purchase of Shares."
2 Redemption proceeds will be sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20.00 service charge, or can be sent by wire transfer for a $15.00 fee. See "Redemptions of Shares."
3 The management and advisory fees paid by the Fund are higher than those paid by most mutual funds.
4 Additional expenses which are incurred by the Fund include brokerage commissions. During the fiscal year ended June 30, 1997, all orders for the Fund's portfolio securities transactions were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. The Distributor intends to charge the Fund $.10 per share for all portfolio transactions effected on behalf of the Fund, subject to restrictions described under "Investment Advisory and Other Services" below.
5 Dominion Institutional Services Corporation is responsible for supervising the overall management and administration of the Fund, and receives for such services an annualized fee of 1.25% of the Fund's average daily net assets.

    The purpose of the above table is to assist investors in understanding the various costs and expenses an investor in the Fund will bear directly or indirectly. The expense information in the above table is described in greater detail in the sections "Investment Advisory and Other Services" and "Purchase of Shares." The Example assumes reinvestment of all dividends and distributions, and reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years.

THE EXPENSES SET FORTH IN THE PRECEDING TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

                                 FINANCIAL HIGHLIGHTS

    The financial highlights for the Fund have been audited by Kinder & Wyman, P.C., independent auditors, whose unqualified report thereon and other financial statements of the Fund are included in the Statement of Additional Information. A copy of the Statement of Additional Information may be obtained by shareholders as set forth on the front cover of this Prospectus.

                                                                                 FISCAL PERIOD ENDED JUNE 30,

                                                               1997          1996           1995           1994         1993(1)
                                                           -----------   -----------    -----------    -----------   ------------
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE
OUTSTANDING DURING THE PERIOD (2):

     Net asset value, beginning of period                  $     19.04   $     13.53    $     10.24    $     10.97   $       9.79
                                                           -----------   -----------    -----------    -----------   ------------
Income From Investment Operations:

     Net investment loss                                         (0.33)        (0.34)         (0.24)         (0.24)         (0.18)

     Net realized and unrealized gain
         (loss) on investments                                   (1.16)         7.39           4.33          (0.49)          1.36
                                                           -----------   -----------    -----------    -----------   ------------

     Total income (loss) from investment
         operations                                              (1.49)         7.05           4.09          (0.73)          1.18
                                                           -----------   -----------    -----------    -----------   ------------
Less Distributions:

     Distributions from net realized gains                       (1.76)        (1.54)         (0.80)             -              -
                                                           -----------   -----------    -----------    -----------   ------------


     Net asset value, end of period                        $     15.79   $     19.04    $     13.53    $     10.24   $     10.97
                                                           -----------   -----------    -----------    -----------   ------------
                                                           -----------   -----------    -----------    -----------   ------------
Total return (3)(4)                                            (8.21%)        54.32%         42.25%        (6.65%)        18.08%
                                                           -----------   -----------    -----------    -----------   ------------
                                                           -----------   -----------    -----------    -----------   ------------

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                    $   22,944    $   27,908     $     8,089    $     6,271   $     5,968

Ratio of expenses to average daily net assets                    2.30%         2.31%          2.38%          2.37%         2.10%
Ratio of net investment loss to average net assets               2.04%         2.03%          2.16%          2.01%         1.83%

Portfolio turnover rate                                        261.05%       172.87%        210.23%        140.87%       135.40%

Average brokerage commission rate for the underlying
portfolio (5)                                             $       0.10  $       0.10   $       0.10   $       0.10  $       0.10




(1) Financial highlights are for the period from October 27, 1992 (effective date of the Fund's Registration Statement under the Securities Act of 1933) to June 30, 1993, and, other than total return, have not been annualized.
(2) Per share information has been calculated using the average number of shares outstanding.
(3) Sales load is not reflected in total return.
(4) Total return is annualized.
(5) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

                                       THE FUND

    The Fund is a diversified, open-end management investment company, commonly known as a "mutual fund". The Fund is organized as a series of Common Stock, $.001 par value, of Dominion Funds, Inc., a Texas corporation. See "Shareholder Services and Reports." Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of others in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

                   INVESTMENT OBJECTIVE AND POLICIES; RISK FACTORS

    INVESTMENT OBJECTIVE. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940. The only investment objective of the Fund is growth of capital. The Fund's investment objective may not be changed without shareholder approval. Under normal circumstances, the Fund may not, without shareholder approval, invest less than 65% of the Fund's total assets in equity securities which management believes have a good potential for capital growth.

    RISK FACTORS. As all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, there can be no assurance that the Fund will, in fact, achieve its objective.

    The Fund may purchase foreign securities, as described below under "Types of Securities." The Fund's investments in foreign securities can involve risks not present in domestic securities such as: currency exchange rate fluctuations; currency exchange control policies; expropriation or confiscatory taxation; difficulty in obtaining and enforcing judgments against a foreign issuer; political, economic or social instability; and less securities regulation. Foreign securities can be less liquid or more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. The values of foreign investments can rise or fall because of changes in currency exchange rates.

    TYPES OF SECURITIES. The Fund will invest primarily in equity securities which management believes have a good potential for capital growth. Such securities will be listed on a national securities exchange or on the NASDAQ National Market, and will be selected principally on the basis of evaluation of factors such as asset value, cash flow, and earnings per share that indicate fundamental investment value of the security. Fundamental investment value also is determined by an analysis of a company's revenues, earnings and dividend records, and its future growth prospects, although all factors may not be positive on each investment.

    Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 10% of the value of its net assets at the time of purchase in the securities of foreign issuers and obligors. Such securities will be purchased solely through United States Dollar denominated American Depository Receipts (ADRs), which are publicly traded in the United States. ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for most ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

    Although the Fund's assets are and will be invested primarily in equity securities at most times, U.S. Government securities, high grade commercial paper, corporate bonds and debentures, preferred stocks or certificates of deposit of commercial banks may be held when, in the Advisor's judgment, a temporary defensive position is warranted, or so that the Fund may receive a return on its idle cash. While the Fund maintains a temporary defensive position, investment income will increase and may constitute a larger portion of the return on the Fund. (See "Distributions and Taxes.")

    PORTFOLIO TURNOVER POLICY. The Fund intends to continue its policy of purchasing securities for capital growth. However, the Fund will seek, on a limited basis, to realize profits by anticipating short-term market movements, and the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate. If the Advisor is satisfied with the performance of a security and anticipates continued appreciation, the Fund generally will retain such security. The annual portfolio turnover of the Fund may exceed 100%, and it may be substantially higher in some years when the Advisor views changes in the portfolio as advantageous to the Fund. An annual portfolio turnover rate of 100% would occur, for example, if all of the Fund's portfolio securities were replaced once in a period of one year. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs which the Fund must pay, and may result in accelerated realization of capital gains for federal income tax purposes.

    INVESTMENT RESTRICTIONS. The Fund is subject to certain investment restrictions and policies which are fundamental policies of the Fund, and which may not be changed without approval of the shareholders of the Fund. These investment restrictions and policies are described in the Statement of Additional Information. In particular, the Fund may not purchase the securities of any issuer (except U.S. Government securities) if immediately after and as a result of such purchase the value of the Fund's holding in the securities of that issuer exceeds 5% of the value of the Fund's total assets. In addition, the Fund is restricted from concentrating its investments in any particular industry and from purchasing or selling real estate, oil and gas, or interests therein, and is limited with respect to its ability to purchase securities of any company with less than three years of continuous operations or investments which are not readily marketable.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    The Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Insight Capital Management, Inc. (the "Advisor"), whose address is 1656 North California Blvd., Suite 300, Walnut Creek, California 94596, to act as its investment advisor. The Advisor provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis. This fee is higher than that paid by most mutual funds.

    The Advisor also serves as investment adviser to certain private accounts. The Advisor has no previous experience in advising a mutual fund, other than to advise the Fund since the inception of the Fund. James O. Collins, Chairman, CEO, Portfolio Manager and sole owner of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio and has been since the inception of the Fund. Mr. Collins has served in such capacity with regard to the Advisor since founding the company in 1983. Mr. Collins has served as Chairman, CEO and Portfolio Manager of Insight Capital Research and Management, Inc. since founding the company in 1988.

    The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. Subject to their authority, the Advisor is responsible for supervising the Fund's investments and for conducting its investment program, and in connection therewith performing or causing to be performed by others the following services: (i) furnishing to the Fund investment advice and recommendations, and (ii) supervising the purchase and sale of securities as directed by appropriate Fund officers.

    The Fund has an Administration Agreement with Dominion Institutional Services Corporation (the "Administrator"), whose address is 5000 Quorum Drive, Suite 620, Dallas, Texas 75240. Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Company, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

    Fund Services, Inc. serves as transfer agent for the purpose of recording the transfer, issuance and redemption of shares of the Fund, transferring shares of the Fund, disbursing dividends and other distributions to shareholders, mailing shareholder information and receiving and responding to various shareholder inquiries. Commonwealth Fund Accounting, Inc., an affiliate of Fund Services, Inc., provides accounting services to the Fund. All costs associated with such services performed by Fund Service, Inc. and Commonwealth Fund Accounting, Inc., are borne by the Administrator.

    In addition to the fees to be paid to the Advisor and the Administrator, the Fund pays all broker commissions in connection with its portfolio transactions, together with all other expenses incurred by the Fund except to the extent such other expenses are required to be paid by the Administrator. In this connection, the Administrator has agreed, pursuant to the Administration Agreement, to assume all expenses (hereafter defined) of the Fund. Expenses as defined are normal operating expenses, but exclude fees paid to the Advisor and the Administrator, broker commissions in connection with the Fund's portfolio transactions, interest, taxes, litigation and indemnification costs, and annual distribution plan expenses, if any. The Administrator reserves the right to terminate or revise this policy.

    The Fund has entered into a Distribution Agreement with Dominion Capital Corporation (the "Distributor"), 5000 Quorum Drive, Suite 620, Dallas, Texas 75240, pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges described in the section "Purchase of Shares."

    During the fiscal year ended June 30, 1997, all orders for the Fund's portfolio securities transactions were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. The Distributor intends to charge the Fund $.10 per share for all portfolio transactions effected on behalf of the Fund. With respect to securities traded on a stock exchange, such commissions are subject to the requirement that they be reasonable and fair compared to commissions received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. With regard to securities traded over-the-counter, such commissions are subject to a maximum amount of 1% of the purchase or sale price of the securities. It is expected that most of the Fund's securities trades will be placed in the over-the-counter market. Although the Advisor is generally required to effect execution of the Fund's securities transactions at the most favorable price, the Advisor may take various additional factors into consideration, including, with respect to the Distributor, the fact that the Distributor has sold or is selling shares of the Fund. Accordingly, the prices to the Fund for its portfolio trades effected through the Distributor may be less favorable than those available from unaffiliated broker-dealers, or than prices that could be obtained by placing the trades directly with the market maker. The Board of Directors of the Company has allowed portfolio transactions to be directed to the Distributor based on its determination that the Fund is receiving "best price and execution" with respect to such transactions, taking into account such factors as the Board deems appropriate.

    C. Dewey Elliott and Douglas W. Powell each owns approximately 42.5% of the outstanding stock of the Distributor and 50% of the outstanding stock of the Administrator. James O. Collins owns 100% of the outstanding stock of the Advisor.

                                     PERFORMANCE

    During the fiscal year ended June 30, 1997, the shares of the Fund experienced a total return of -8.21%, assuming reinvestment of the capital gains distribution of $1.755 per share that was paid during the fiscal year. The Fund's return is attributable to broad selling in the mid and small capitalization market in the third quarter of 1996 and the first quarter of 1997. The Fund's portfolio was weighted towards technology companies with an average rate of earnings growth of approximately 30%. Notwithstanding, the selling pressure in this market segment exacerbated the effect of broader based sector rotation.

    From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, CHANGING TIMES, FORTUNE, or INSTITUTIONAL INVESTOR. In addition, the Fund may compare its performance to that of recognized stock market indicators, including the NASDAQ Composite Index, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also advertise total return information which does not reflect deduction of the sales charge.

    The line graph below compares the initial account value and subsequent account values for the Fund at the end of each of the periods indicated to the same investment over the same periods in the NASDAQ Composite Index. The graph assumes an initial $10,000 investment beginning October 30, 1992 and, in the case of the investment in the Fund, net of the Fund's sales load. The Fund's registration statement became effective on October 27, 1992.

    The average annual total return table below shows average annual total return for the Fund for the periods indicated. The table assumes an intitial investment, net of sales load, beginning October 27, 1992.


[chart]

Performance figures are based on historical results and are not intended to be indicative of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                  PURCHASE OF SHARES

    The Fund's shares are continuously offered through Dominion Capital Corporation (the "Distributor"), the Fund's distributor, which is located at 5000 Quorum Drive, Suite 620, Dallas, Texas 75240. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and through NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Purchases are effective at the next determined net asset value after the purchase order and accompanying payment of the public offering price for shares are received and accepted by the Fund. Brokers and dealers are responsible for promptly transmitting orders to the Distributor. The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice. The minimum initial and subsequent investment are $5,000 ($2,000 for IRA's) and $100, respectively (inclusive of the applicable sales charge). In its discretion, the Fund may allow investments for less than the minimum amounts. In the case of purchases through the Automatic Investment Plan (see "Automatic Investment Plan"), the minimum initial investment will be automatically waived, subject to initial and subsequent monthly investment minimums of $100.

    All orders to purchase shares are subject to acceptance by the Fund, are not binding until so accepted, and are subject to ultimate collectibility of funds. The Fund ordinarily will not open an account unless the tax identification or social security number of the beneficial owner has been provided on the application to the Fund or is otherwise certified by the authorized dealer through which an account may be opened. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interest of existing Fund shareholders.

    PUBLIC OFFERING PRICE. The public offering price is the net asset value per share determined at the close of business of the New York Stock Exchange next occurring after the purchase order and accompanying payment for the shares are received and accepted by the Fund, plus the applicable sales charge. All orders must be mailed to the Distributor by dealers or investors. Alternatively, payment for shares purchased may be made by wire transfer from the investor's bank to Fund Services, Inc., after ordering shares by telephone. Please call (800) 628-4077 for current wire transfer instructions. Shares may also be purchased by bank account debit pursuant to the Automatic Investment Plan (see "Automatic Investment Plan"). The net asset value per share is determined in the manner described below (see "Net Asset Value").

    NET ASSET VALUE. The net asset value of Fund shares is determined once daily as of the close of business of the New York Stock Exchange (the "Exchange") each day the Exchange is open, and at such other times as the Fund may determine. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith by the Advisor under the supervision of the Board of Directors.

    SALES CHARGE. Sales charges on purchases of less than $100,000 amount to 3.50% of the public offering price (3.63% of the net amount invested). Sales charges are reduced on transactions greater than $100,000 as follows:



                                  Sales Charge as %        Reallowance to Dealers        Sales Charge as %
                                  of Offering Price        as a % of Offering Price      of Amount Invested
                                  ------------------        ------------------------     ------------------
Less than $100,000                     3.50%                         3.00%                    3.63%

$100,000 but less than $200,000        2.50%                         2.00%                    2.56%

$200,000 or more                       1.50%                         1.00%                    1.52%



    From time to time, the Distributor may reallow up to the entire amount of the applicable sales charge, as shown in the above table, to selected dealers and brokers who sell Fund shares. During periods when substantially the entire sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Fund receives the entire net asset value of all shares sold. The Distributor retains the sales charge from which it allows discounts from the applicable public offering price to dealers and brokers which are uniform for all dealers and brokers in the United States and its territories. The maximum reallowance on single sales of less than $100,000 will normally be 3.0%. The Distributor may also pay amounts equal to the applicable reallowance, as shown in the above table, to selected institutions to compensate such institutions for their services in connection with the purchase of Fund shares and servicing of shareholder accounts.

    The above scale is applicable to purchases of shares of the Fund made at one time by any "purchaser", which includes: (i) an individual, his spouse and children under the age of 21, and (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account (including pension, profit-sharing and other employee benefit trusts qualified under Section 401 of the Internal Revenue Code of 1986) although more than one beneficiary is involved. The above scale is also applicable to purchases of shares of the Fund made at one time by clients of the same registered investment advisor, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor where provided in the Account Application.

    LETTER OF INTENT. The above scale also is applicable to aggregate purchases of $100,000 or over (excluding any reinvestment of dividends and capital gains distributions) made by a purchaser, as defined above, within a 13-month period pursuant to a Letter of Intent. For example, a person who signs a Letter of Intent providing for a total investment in Fund shares of $100,000 over a 13-month period would be charged at the 2.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intent may be included thereunder if the Letter is signed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at the current offering price) of all his shares in the Fund held of record as of the date of his Letter of Intent as a credit toward determining the applicable scale of sales charge for the shares to be purchased under the Letter of Intent.

    By signing a Letter of Intent, an investor authorizes the transfer agent to restrict shares having a purchase price of 3.50% of the minimum dollar amount specified in the Letter of Intent; that is, these shares cannot be redeemed by the shareholder until the Letter of Intent is satisfied or the additional sales charges have been paid. These shares can be redeemed by the Fund to adjust the sales charge which might result from a difference in the amount intended to be invested from the amount actually invested. In any retroactive reduction in sale charge, the amount of the reduction either will be delivered to the shareholder or invested in additional shares at the lower charge, as directed by the shareholder. A Letter of Intent is not a binding obligation upon the investor to purchase, nor the Fund to sell, the full amount indicated.

    The letter of intent privilege is also available to clients of the same registered investment advisor, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor where provided in the Account Application.

    RIGHT OF ACCUMULATION. The above scale also applies to current purchases of shares of the Fund by a purchaser, as defined above, where the aggregate quantity of shares of the Fund previously purchased or acquired and then owned, determined at the current net asset value at the time of the subsequent purchase, plus the shares being purchased, amount to more than $100,000, provided the Distributor is notified by such person or his dealer each time a purchase is made which would so qualify.

    The right of accumulation privilege is also available to clients of the same registered investment advisor, provided each purchaser seeking to aggregate purchases for purposes of the above scale sets forth the name of such registered investment advisor where provided in the Account Application.

    CERTAIN PURCHASES. Shares of the Fund may be sold at net asset value per share without a sales charge, if such shares are purchased for investment purposes and may not be resold except to the Fund, to: (a) directors, officers, full-time employees or sales representatives of the Company, the Administrator, the Advisor, the Distributor or any of their affiliates; (b) directors, officers, full-time employees and sales representatives of any broker-dealer having a sales agreement with the Distributor; (c) any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons; or (d) any members of the immediate family (i.e., spouse, children, siblings, parents and parents-in-law) of any of the foregoing persons. Any person who on or after October 1, 1992, was eligible to purchase shares of the Fund at net asset value pursuant to (a) through (d) above, who subsequently became ineligible, may continue to purchase shares at net asset value for accounts opened prior to such ineligibility. The Fund reserves the right to modify or eliminate this privilege at any time.

    CONFIRMATIONS AND CERTIFICATES. After every account transaction, a shareholder receives a statement showing the details of the transaction, the number of shares held, and a record of transactions since the beginning of the year. Shares purchased are ordinarily in non-certificated form. Certificates representing shares owned are not delivered to the shareholder unless requested in writing from the transfer agent. No certificate is issued for fractional shares and no certificate is issued to a shareholder who would thereafter hold a certificate or certificates representing in the aggregate less than 30 shares (except in connection with sales or transfers of shares represented by certificates already outstanding). Certificates are issued only in like registration to that of the account. Certificates may be returned to the transfer agent at any time and the shares represented by the certificate will be credited to the shareholder's account. No charge is made for this safekeeping service.

    INVESTMENTS BY TAX-SHELTERED RETIREMENT PLANS. Shares of the Fund are available for purchase in connection with certain types of tax-sheltered retirement plans, including:

    *Individual Retirement Accounts (IRAs) for individuals.
    *Simplified Employee Pension Plans (SEPs) for employees.
    *Qualified plans for self-employed individuals.
    *Qualified corporate pension and profit-sharing plans for employees.

    The purchase of shares of the Fund may be limited by the plans' provisions and does not itself establish such plans.

    Shareholders considering purchasing any Fund shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

    AUTOMATIC INVESTMENT PLAN. By completing the Automatic Investment Plan section of the application, you may authorize the Fund to debit your bank account for the periodic purchase of Fund shares on or about the 5th or 20th day of each month. Automatic investments are subject to the minimum investment of $100 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.

    INVESTMENT BY TELEPHONE. The Fund will, at its discretion, accept purchase orders from existing shareholders by telephone, although not accompanied by payment of the shares being purchased. To receive the net asset value for a specific day, a telephone purchase request must be received before the close of the New York Stock Exchange on that day. Payment for shares ordered in this way must be received by the Fund's transfer agent within three business days after acceptance of the order. In order to make sure that payment is received on time, shareholders are encouraged to remit payment by wire or electronic funds transfer, or by overnight delivery. If payment is not received on time, the Fund may cancel the order and redeem shares held in the shareholder's account to compensate the Fund for any decline in the value of the purchased shares. Telephone purchase orders may not exceed four times the value of an account on the date the order is placed (shares previously purchased by telephone are included in computing such value only if payment has been received). See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions.

                                 REDEMPTION OF SHARES

    REDEMPTIONS BY MAIL. Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. To redeem shares, the shareholder must send to Fund Services, Inc. at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, a written redemption request, together with any outstanding certificates representing the shares to be redeemed, endorsed by the registered owner or owners, with signatures guaranteed, if required. If no certificates have been issued for the shares to be redeemed, a written request for redemption signed by the registered owner or owners of such shares must be sent to the Fund. Signature guarantees are not required for redemptions of $10,000 or less, so long as payment is to be sent to the shareholder of record at the address of record. A signature guarantee will be required if the redemption proceeds (regardless of amount) are being made payable other than exactly as registered; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request. All required guarantees of signatures must be made by a national or state bank or by a member firm of a national stock exchange. If shares are held of record in the name of a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption will be required before the request for redemption is accepted, including redemptions under $10,000. For additional information, shareholders may call the Fund at (800) 687-9494.

    REDEMPTIONS BY TELEPHONE. All shareholders have telephone transaction privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Fund Services, Inc. at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. The telephone redemption option is not available for shares held in retirement accounts sponsored by the Fund. Redemption requests may be made by telephoning the Fund Services, Inc. at (800) 628-4077. To receive the net asset value for a specific day, a telephone redemption request must be received before the close of the New York Stock Exchange on that day. As discussed above, the signature of a redeeming shareholder must be signature guaranteed, and therefore shares may not be redeemed by telephone, if the redemption proceeds: exceed $10,000; are being made payable other than exactly as registered; are being mailed to an address other than the address of record; or are being mailed to an address which has been changed within 30 days of the redemption request.

    All telephone transactions are recorded and written confirmations indicating the details of all telephone transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone transaction, the Fund and its transfer agent may require the shareholder placing the order to provide certain identifying information. A shareholder electing to communicate instructions by telephone may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Fund nor its transfer agent assumes responsibility for the authenticity of instructions communicated by telephone which are reasonably believed to be genuine and which comply with the foregoing procedures. The transfer agent may be liable for losses resulting from unauthorized or fraudulent telephone instructions in the event these procedures are not followed.

    In times of extreme economic or market conditions, redeeming shares by telephone may be difficult. The Fund may terminate or modify the procedures concerning the telephone redemption at any time, although shareholders of the Fund will be given at least 60 days' prior notice of any termination or material modification. The Fund may, at its own risk, waive certain of the redemption requirements described in the preceding paragraphs.

    PAYMENT FOR REDEEMED SHARES. Payment for shares redeemed upon written request will be made by check and generally will be mailed within seven days after receipt by the Fund of a properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within seven days following the request for redemption.

    The value of Fund shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's net assets at the time of redemption. Shares are normally redeemed for cash, except under unusual circumstances as described in the Statement of Additional Information under the heading "Redemption of Shares". Redemption proceeds are sent regular first class mail, or can be sent via overnight "express" mail (such as Federal Express), if requested, for a $20 service charge. A shareholder can pay the $20 by check or simply request that the charge be deducted from his account or the proceeds of such redemption. The transfer agent can only provide this service when mailing to street addresses.

    A shareholder may request that payment for redeemed shares of the Fund be made by wire transfer. Shareholders may elect to use this service on the account application or by providing the Fund with a signature guaranteed letter requesting this service and designating the bank to receive all wire transfers. A shareholder may change the predesignated bank of record by providing the Fund with written signature guaranteed instructions. Wire transfers are subject to a
$1,000 minimum and a $100,000 maximum limitation.   Redemption proceeds paid by
wire transfer will be transmitted to the shareholder's predesignated bank account on the next business day after receipt of the shareholder's redemption request. There is a $15 fee for each wire payment for shares redeemed by the Fund.

    A shareholder may also request that payment for redeemed shares of a Cash Account Trust portfolio be made by wire transfer and should review the Cash Account Trust portfolio prospectus for procedures and charges applicable to redemptions by wire transfer. See below under "Exchange Privilege" for more information concerning the Cash Account Trust portfolios.

    If shares have been purchased by check or other means that are subject to final collection, the Fund does not make redemption proceeds available until such purchase has cleared the shareholder's bank, which could take up to 15 days or more. In addition to the foregoing restrictions, no redemption payment can be made for shares which have been purchased by telephone order until full payment for the shares has been received. In any event, valid redemption requests concerning shares for which full payment has been made will be priced at the net asset value next determined after receipt of the request.

    Redemption may be suspended or payment postponed during any period in which the Exchange is closed (except on weekends or customary holidays) or trading on the Exchange is restricted, or during periods of an emergency or other periods during which the Securities and Exchange Commission permits such suspension.

    REINVESTMENT PRIVILEGE. An investor who has redeemed all or part of his shares of the Fund may reinvest all or part of the redemption proceeds, without a sales charge, if he sends a written request to the Fund or its transfer agent not more than 30 days after his shares were redeemed. The redemption proceeds will be so reinvested on the basis of the net asset value of the shares in effect immediately after receipt of the written request. This reinvestment privilege may be exercised only once by an investor upon redemption of his shares of the Fund. Any gain recognized as a result of such redemption will be taxable; if redemption resulted in a loss and reinvestment is made in shares of the Fund, the loss will not be recognized.

    In addition, an investor who has exchanged all or part of his shares of the Fund for shares of the CAT Portfolio as provided below under "Exchange Privilege" may reinvest all or part of the redemption proceeds of such CAT Portfolio shares, without a sales charge.

    SMALL ACCOUNTS. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account and pay the proceeds to the shareholder if, due to redemptions, the account balance falls below $500, and the account reflects no purchases of shares, other than through reinvestments of dividends or capital gains, during the 60 days prior to the mailing of the notice of intent to redeem. The Fund will give written notice of intent to redeem 60 days prior to any such redemption. During the 60-day period following mailing of such notice, such notified shareholder may increase the value of his account through additional purchases and avoid involuntary redemption. A notice of intent to redeem will not be sent to shareholders earlier than 24 months after establishment of an account.

                                  EXCHANGE PRIVILEGE

    By telephoning Fund Services, Inc. at (800) 628-4077, or writing Fund Services, Inc. at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 , any shareholder may exchange, without charge, any or all of his shares in the Fund for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust (the "CAT Portfolio"), separately managed, unaffiliated money market funds. Exchanges may be made only if the CAT Portfolio is registered in your state of residence. The exchange privilege with the CAT Portfolio does not constitute an offering or recommendation of the shares of the CAT Portfolio by the Fund or its transfer agent. The Administrator is compensated for services it performs with respect to the CAT Portfolios.

    It is your responsibility to obtain and read a prospectus of the CAT Portfolio into which you are exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the CAT Portfolio. You may make up to one exchange out of the Fund during the calendar month and four exchanges out of the Fund during the calendar year. This limit helps keep the Fund's net asset base stable and reduces the Fend's administrative expenses. There currently is no limit on exchanges out of the CAT Portfolio. In times of extreme economic or market conditions, exchanging Fund or CAT Portfolio shares by telephone may be difficult. See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions.

    Redemptions of shares in connection with exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. A day or more delay may be experienced prior to the investment of the redemption process into the CAT Portfolio. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.

    All exchanges out of the Fund into the CAT Portfolio are subject to the minimum and subsequent investment requirements of the CAT Portfolio into which shares are being exchanged. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Fund nor the CAT Portfolio, or their transfer agents or advisors, assume responsibility for the authenticity of exchange instructions communicated by telephone or in writing which are believed to be genuine. See "Redemption of Shares - Redemptions by Telephone" for procedures for telephone transactions. All shareholders have telephone transaction privileges to authorize exchanges unless they specifically decline this service on the account application or by writing to Fund Services, Inc. at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

                               DISTRIBUTIONS AND TAXES

    DISTRIBUTION PAYMENT POLICY. The Fund intends to pay dividends at least annually out of substantially all of its investment income (minus certain required adjustments) and to make distributions at least annually of any "net capital gains". Distributions reflecting capital gains realized during each fiscal year ended June 30 normally will be declared and paid in the subsequent fiscal year.

    Checks will be made payable and sent by first class mail to each shareholder's address of record unless otherwise requested on the application or by a separate written request. Any checks which are unable to be delivered and are returned to the Fund will be reinvested for such shareholder's account in full or fractional shares at the net asset value next computed after the check has been received by the transfer agent. To reduce costs to the Fund, checks outstanding and uncashed ("stale") for over 180 days may be "stop-paid" and reinvested back into the account from which they were paid at the discretion of the Fund.

    REINVESTMENT OF DISTRIBUTIONS. All income dividends and capital gains distributions, if any, will be reinvested automatically in additional shares of the Fund, without a sales charge, at the net asset value per share determined as of the next business day following the record date for each investor who does not elect on his account application to receive dividends and capital gains in cash. Checks for cash dividends and distributions and reinvestment confirmations are usually mailed to shareholders within ten days of the record date. Shareholders may change their option any time before the record date of any distribution by writing to Dominion Insight Growth Fund, 5000 Quorum Drive, Suite 620, Dallas, Texas 75240.

    TAX INFORMATION. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets. If the Fund so qualifies and if it distributes to its shareholders at least 90% of its net investment income (which includes net short term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on the income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to its shareholders provided that the Fund meets the requirements under the Code for a corresponding capital gains dividend paid deduction. As a Texas corporation, the Fund will not be subject to any corporate franchise taxes in Texas as long as it qualifies as an open-end investment company as defined in the Investment Company Act of 1940.

    Distributions of the Fund's net investment income are taxable to shareholders (other than those exempt from income tax) as ordinary income whether received in shares or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the fair market value thereof on the reinvestment date. Distributions of the Fund's net capital gains ("capital gains dividends") are taxable to shareholders (other than those exempt from income tax) as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits, such as distributions of principal, first will reduce the adjusted tax basis of shareholders and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year.

    Presently under the Code, individuals are subject to a maximum rate for income tax purposes of 28% on net long-term capital gains. The maximum rate of 28% will apply to both capital gains distributions from mutual funds to individual shareholders and to net long-term gains on the disposal of mutual fund shares by individual shareholders.

    To the extent that dividends paid by the Fund are attributable to certain types of dividends it receives on its investment assets, dividends paid by the Fund will qualify for the dividends received deduction for corporations.

    Redemption or resale of shares of the Fund is a taxable transaction for federal income tax purposes. Redeeming shareholders recognize gain or loss in an amount equal to the difference between their basis in such redeemed shares of the Fund and the amount received. If such shares are held as a capital asset, the gain or loss is a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss realized on shares held for six months or less is be treated as long-term capital loss to the extent of any amounts received by the shareholder as capital gains dividends with respect to such shares.

    For most types of accounts, the transfer agent will report the proceeds of any redemptions to shareholders and the Internal Revenue Service annually. Shareholders should keep regular account statements to use in determining the gain or loss on the sale of Fund shares.

    The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's gross income be derived from the disposition of securities held for less than three months.

    In order to avoid a 4% excise tax the Fund is required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous taxable years. For purposes of the excise tax, any net investment income or capital gain net income retained by, and taxed in the hands of, the Fund is treated as having been distributed.

    Although dividends generally are treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such months and paid in January of the following year are treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of a taxable year of the

Fund may be "spilled back" and treated as having been paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders are treated as having received such dividends in the taxable year in which the distribution is actually made.

    Statements as to the tax status of each shareholder's dividends and distributions are mailed annually. Each shareholder will also receive, as applicable, various written notices after the close of the Fund's taxable year (i.e., after each June 30th) with respect to certain dividends or distributions that were paid by the Fund to its shareholders during the Fund's prior taxable year.

    To avoid being subject to a 31% federal withholding tax on dividends, capital gains and proceeds of redemption, shareholders must furnish the Fund with their taxpayer identification number and certify in writing that the number furnished is correct and that they are not subject to backup withholding. The appropriate number may be furnished and certified on the application to purchase Fund shares or on IRS Form W-9. To avoid the additional expense and burden of withholding taxes on dividends, the Fund may involuntarily redeem any accounts for which certified taxpayer identification numbers have not been furnished within 60 days of the initial purchase of shares in those accounts. Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by any applicable treaty.

    The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own advisors regarding the specific federal tax consequences to them of holding and disposing of shares, as well as the effects of state, local and foreign tax laws.

                           SHAREHOLDER SERVICES AND REPORTS

    Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts.
When an initial investment is made in the Fund, an account will be opened for each shareholder on the Fund's books and shareholders will receive a confirmation of the opening of the account. Shareholders receive quarterly statements giving details of all activity in their account and also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.

    Shareholders receive annual and semiannual reports with financial statements, as well as proxy statements for shareholders' meetings, if any. The Fund is a series of Common Stock, $.00l par value per share, of Dominion Funds, Inc., a Texas corporation formed on June 5, 1992. The Fund's operations are governed by Articles of Incorporation, a copy of which is on file with the Secretary of State of Texas. The Fund is managed by its Board of Directors pursuant to the Articles of Incorporation. The Articles of Incorporation permit the Board of Directors to issue an unlimited number of shares of Common Stock with respect to the Fund. To date, the Fund is the only series of capital stock of the Company, although the Board of Directors is empowered to designate other series. Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Fund does not intend to hold annual meetings of shareholders, unless required to do so by the 1940 Act or Texas corporate law. A meeting will be called for the election of directors upon the written request of holders of 10% of the Fund's outstanding shares. Shareholders have neither preemptive rights nor cumulative voting rights. The Company will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940. More detailed information concerning the Fund and the Company is set forth in the Statement of Additional Information.

    Any inquiries by shareholders relating to the Fund may be made by calling or writing Fund Services, Inc. at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or at (800) 628-4077.

INVESTMENT ADVISOR

Insight Capital Management, Inc.
1656 North California Boulevard, Suite 300
Walnut Creek, California 94596

ADMINISTRATOR                                                          DIRECTORS

Dominion Institutional Services Corporation                    Douglas W. Powell
5000 Quorum Drive, Suite 620                               C. Dewey Elliott, III
Dallas, Texas 75240                                         Robert H. Spiro, Jr.
                                                            Peter R. Goldschmidt
DISTRIBUTOR                                                  Allen B. Clark, Jr.

Dominion Capital Corporation
5000 Quorum Drive, Suite 620
Dallas, Texas 75240

CUSTODIAN                                                               OFFICERS

May Financial Corporation                                     Douglas W. Powell,
8333 Douglas Avenue, Suite 400                                Chairman and Chief
Dallas, Texas  75225                                           Executive Officer

TRANSFER AGENT                                            C. Dewey Elliott, III,
                                                                       President
Fund Services, Inc.
1500 Forest Avenue, Suite 111
Richmond, Virginia 23229

INDEPENDENT AUDITORS

Kinder & Wyman, P.C.
Certified Public Accountants
511 E. John Carpenter Freeway
Suite 200
Irving, Texas 75062-3920

LEGAL COUNSEL

Frederick C. Summers, III
A Professional Corporation
Attorney at Law
1400 St. Paul Place
750 North St. Paul Street
Dallas, Texas  75201

No dealer, salesman or any other person
has been authorized to give any
information or to make any
representations, other than those
contained in this Prospectus, in
connection with the offer contained in
this Prospectus and, if given or made,
such other information or
representations must not be relied upon
as having been authorized by the Fund,
the Advisor, or the Distributor.  This
Prospectus does not constitute an offer
by the Fund to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.






     TABLE OF CONTENTS                 PAGE

Prospectus Summary                       2
Fund Expenses                            3
Financial Highlights                     4
The Fund                                 5
Investment Objective and Policies;
  Risk Factors                           5
Investment Advisory and
  Other Services                         6
Performance                              8
Purchase of Shares                       9
Redemption of Shares                    12
Exchange Privilege                       4
Distributions and Taxes                 14
Shareholder Services and Reports        16





--------------------------------------



         THE DOMINION INSIGHT

             GROWTH FUND






--------------------------------------







--------------------------------------



            PROSPECTUS

        September 15, 1997



   DOMINION CAPITAL CORPORATION
         5000 Quorum Drive
             Suite 620
        Dallas, Texas 75240

THE DOMINION FUNDS, INC.               MAIL CHECK AND COMPLETED APPLICATION TO:
ACCOUNT APPLICATION
                                       Dominion Funds, Inc.
IF YOU NEED ASSISTANCE IN              P.O. Box 26305
COMPLETING THIS APPLICATION,           Richmond, Virginia  23260
PLEASE CALL 1-800-628-4077 OR
YOUR BROKER.

1.  YOUR ACCOUNT REGISTRATION                                  (Please Print)




(Check only one box here to indicate type of registration. Circle the Social Security Number to be used for tax purposes.  If no number circled, the first number provided will be used.)

/ / INDIVIDUAL          1.   ____________________________________________________________________________________________________
    (USE LINE 1)             First Name          Initial        Last Name                                Social Security Number

    AND, IF ANY:        2.   ____________________________________________________________________________________________________
                             Right of survivorship presumed, unless tenancy in common indicated.         Social Security Number

/ / JOINT REGISTRANT    3.   _________________________________________________________________________________ as Custodian for
    (USE LINE 2)             Custodian's Name

        OR              4.   ________________________________________________________________________________________under the
                             Minor's Name

/ / GIFT TO A  MINOR    5.   _________________Uniform Gifts to Minors Act.  _____________________________________________________
    (USE LINES 3, 4 & 5)          State                                        Minor's Social Security Number

/ / CORPORATIONS,       6.   ____________________________________________________________________________________________________
    PARTNERSHIPS,            Name of Corporation or Other Entity.  If Trust, include date of trust instrument.  Taxpayer Ident. No.

    Trusts & Others

    (USE LINES 6 & 7)   7.   ___________________________________________________________________________________________________
                             Name of Trustees to be in Registration                              Date of Trust Agreement

2.  YOUR ADDRESS                                         (Please Print)

________________________________                 _____________________________________
Street Address                                   Citizenship if not U.S

________________________________                 (____)________________________________
City                                             Area Code      Home Phone No.

________________________________                 (____)________________________________
State              Zip                           Area Code      Business Phone No.

3.  DUPLICATE ADDRESS                                      (Please Print)

________________________________________________________
Street Address

________________________________________________________
City                       State             Zip

4.  YOUR INVESTMENT                                                                         Minimum $5,000 ($2,000 for IRA's)

(You may elect to utilize both options to save time at a later date.)

/ / BY MAIL: Enclosed is a check payable to Dominion Insight Growth Fund in the amount of     $________.

/ / BY MAIL: Enclosed is a check payable to Cash Account Trust in the amount of               $________.

/ / BY WIRE: Call 1-800-628-4077 to obtain account number and wiring instructions.            $________.




5.  DISTRIBUTION OPTION PLAN - If no box is checked, all distributions will be reinvested.

/ / All distributions to be paid in cash.                                           EXPEDITED DISTRIBUTION SERVICE*
/ / All distributions to be reinvested.
/ / Income dividends will be paid in cash & capital gains distributions
    reinvested.                                                                    (COMPLETE BANK INFORMATION IN  SECTION 6A)
/ / Capital gains distributions will be paid in cash & dividends reinvested.   Dividend Payment Authorization
                                                                               / / I authorize the Fund to mail any cash
                                                                                   distributions to my bank account.
                                                                               *   ATTACH COPY OF VOIDED UNSIGNED CHECK OR
                                                                               DEPOSIT SLIP FROM YOUR BANKING INSTITUTION.


6.  SHAREHOLDER PRIVILEGES - Please Print or Type

A   AUTOMATIC INVESTMENT PLAN     (Please check box if you wish to establish)
    / /  I(We) authorize the Fund to deduct $____________ from my (our) bank account* on or about the

         / / 5th day of each month          / / 20th day of each month
              (20th will be selected if no box is checked)

         Set up charge:  / / Please debit my account $5.00         / / I enclose a check for $5.00

    BANK ACCOUNT INFORMATION*


    ______________________________________________________________________________________________________________
    Depositor's Bank              Name of Depositor             Joint Depositor                    Account Number


    ______________________________________________________________________________________________________________
    Bank Address                  City                State          Zip Code                      Bank Number


    ______________________________________________________________________________________________________________
    Depositor's Signature         Date                Joint Depositor Signature (if any)           Date

     / / Checking  / / Savings    / / Other                     * ATTACH YOUR VOIDED UNSIGNED CHECK OR PREPRINTED DEPOSIT SLIP.

As a convenience to me, you are hereby requested and authorized to pay and charge to my account debits drawn on my account as indicated above.  This authority is to remain in effect until revoked by me in writing or by telephone instructions.  Until you actually receive such notice, I agree you shall be fully protected in honoring any such debit.  I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsover.

                                                                               ________________________________________
                                                                                         Signature of Investor


                                                                               ________________________________________
                                                                               Signature of Investor (if joint account)


B    TELEPHONE TRANSACTION PRIVILEGES
     / / Telephone Redemption Privilege: I(We) authorize the Fund, upon receipt of instructions received by telephone from any person, to redeem shares from my (our) account; to make checks payable as account is registered and mail to address of record or wire the proceeds of redemption to my (our) commercial bank account as indicated in the Bank Account Information following Subsection A above.

     / / Telephone Exchange Privilege: I hereby authorize the Fund to redeem, upon my request, shares from my account and transmit the proceeds directly to the Cash Account Trust. Call 1-800-628-4077 to switch from the Dominion Insight Growth Fund into the Cash Account Trust.

     / / Telephone Purchase Privilege (New shares will carry the same registration as original shares.)

I(We) understand and agree to hold harmless the Fund, its respective investment advisors, distributors and transfer agents, and the officers, directors, employees and agents thereof against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.

7.  DEALERS AND ADVISORS ONLY
(If certification below is executed duplicate transaction advices will be sent to the address indicated below.)




_________________________________________________________________________________________________________________
Print Name                                  Telephone Number                             Dealer Number if known

_________________________________________________________________________________________________________________
Company Name

_________________________________________________________________________________________________________________
Address

_________________________________________________________________________________________________________________
City                                        State                         Zip Code



I would like to receive duplicate transaction statements:       _______________________________________
                                                                Registered Representative's Signature



8.  YOUR SIGNATURE

The undersigned warrants that he/she/it has full authority and is of legal age to purchase shares of the Fund. The Undersigned has received and read a current Prospectus of the Fund and agrees to its terms. The Fund's Transfer Agent will not be liable for acting upon instructions it believes are genuine. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies that (i) the number is his/her/its correct taxpayer identification number, and (ii) the undersigned is not subject to backup withholding because: (a) the undersigned is exempt from backup withholding, or
(b) the undersigned has not been notified by the Internal Revenue Service (IRS) that he/she/it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified he/she/it that he/she/it is no longer subject to backup withholding.



X ____________________________         X_____________________________          _______________________
  Individual(or Custodian)             Joint Registration, if any              Date

X ____________________________         X_____________________________          _______________________
  Corporate Officer, Trustee, etc.     Title                                   Date


                         STATEMENT OF ADDITIONAL INFORMATION

                                  SEPTEMBER 15, 1997


                             DOMINION INSIGHT GROWTH FUND
                             5000 Quorum Drive, Suite 620
                                 Dallas, Texas 75240
                      Telephone (972) 385-9595 or (800) 687-9494
                         for Shareholder Account Information

    Dominion Insight Growth Fund (the "Fund") is a diversified open-end mutual fund that seeks only capital appreciation. The Fund will invest primarily in equity securities which the investment advisor believes have a good potential for capital growth. When the investment advisor believes that prevailing market conditions dictate a temporary defensive position, however, the Fund may invest its assets in U.S. Government securities and other senior securities or in short-term interest bearing securities.

    This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated September 15, 1997, which may be obtained free of charge from the Fund at the above address or by calling the above telephone number. This Statement of Additional Information contains additional and more detailed information about the Fund's operations and activities than that set forth in the Prospectus.

                             DOMINION INSIGHT GROWTH FUND
                         STATEMENT OF ADDITIONAL INFORMATION

                                  TABLE OF CONTENTS

The Fund and the Company. . . . . . . . . . . . . . . . . . . . . . . . .   1

Investment Policies and Restrictions. . . . . . . . . . . . . . . . . . .   1

Management and Advisory Services. . . . . . . . . . . . . . . . . . . . .   3

Portfolio Transactions and Brokerage. . . . . . . . . . . . . . . . . . .   4

Executive Officers and Directors. . . . . . . . . . . . . . . . . . . . .   5

Purchase of Shares of the Fund. . . . . . . . . . . . . . . . . . . . . .   7

Net Asset Value Determination . . . . . . . . . . . . . . . . . . . . . .   7

The Distributor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .   8

Income Dividends, Capital Gains and Distributions . . . . . . . . . . . .   8

Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

Legal Counsel and Independent Auditors. . . . . . . . . . . . . . . . . .   9

Registration Statement. . . . . . . . . . . . . . . . . . . . . . . . . .   9

Independent Auditor's Report. . . . . . . . . . . . . . . . . . . . . . . F-1

Statement of Assets and Liabilities (June 30, 1997) . . . . . . . . . . . F-2

Investments in Securities (June 30, 1997) . . . . . . . . . . . . . . . . F-3

Statement of Operations (Year ended
  June 30, 1997). . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-5

Statement of Changes in Net Assets (Years ended
  June 30, 1997 and 1996) . . . . . . . . . . . . . . . . . . . . . . . . F-6

Notes to Financial Statements (June 30, 1997) . . . . . . . . . . . . . . F-7

                               THE FUND AND THE COMPANY

    The Fund is an open-end diversified management investment company. The Fund is a series of shares of common stock, $.00l par value, of Dominion Funds, Inc. (the "Company"), which was formed as a Texas corporation on June 5, 1992. The Articles of Incorporation of the Company permit the Board of Directors of the Company to designate one or more series of common stock, each series to have such relative rights and privileges as the Board of Directors shall determine. The only series currently designated is the Fund. The directors are also empowered by the Articles of Incorporation to designate additional series and issue shares with respect thereto.

    Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

    Shares of the Fund entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. Shares of the Fund are fully paid and nonassessable when issued and share equally in dividend and other distributions of the Fund, and in the event of liquidation are entitled to receive equal shares of the net assets of the Fund. The Fund does not contemplate holding regular meetings of shareholders to elect directors or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of directors by a vote of a majority of the shares present and voting at such meeting.

    Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                         INVESTMENT POLICIES AND RESTRICTIONS

    As stated in the Prospectus, the Fund's only investment objective is capital appreciation. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

    The Prospectus discusses the types of securities in which the Fund invests. The following discussion of investment restrictions supplements that set forth in the Prospectus.

    As indicated in the Prospectus, the Fund is subject to certain policies and restrictions which may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Without such shareholder approval, the Fund may not:

    1. Purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

    2. Concentrate its investments, that is, invest more than 25% of the value of its assets, in any particular industry.

    3. Change the Fund's investment objective, or invest, under normal circumstances, less than 65% of the value of the Fund's total assets in equity securities which management believes have a good potential for capital growth.

    4. Purchase or sell real estate or other interests (including limited partnership interests) in real estate, except that the Fund may purchase or sell securities of issuers that invest or deal in real estate provided such securities are readily marketable.

    5. Write, purchase or sell put options, straddles, spreads or combinations thereof or deal in commodities, or write, purchase or sell call options unless the conditions imposed by Rule 260.140.85(b)(1) of the California Blue Sky Regulations are met.

    6. Make loans (the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities is not considered to be a loan).

    7.  Purchase securities on margin or sell short.

    8. Purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets.

    9. Borrow money, except that, as a temporary measure for extraordinary or emergency purposes, and not for investment purposes, the Fund may borrow up to 5% of the value of its total assets.

    10. Mortgage or pledge any security owned or held by the Fund, except in connection with item number 8 above.

    11. Participate on a joint or a joint and several basis in any trading account in securities.

    12. Invest in companies for the purpose of exercising control of management.

    13. Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.

    14. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors), or securities of any company which are restricted as to disposition, if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets taken at market value.

    15. Purchase or retain the securities of any issuer if those officers and directors of the Fund, its investment adviser or affiliates owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

    16. Purchase any interests in oil, gas or other mineral leases or development or exploration programs, except that the Fund may purchase or sell securities of issuers that invest in or deal in oil, gas or minerals.

    17. Purchase investments which are not readily marketable, including securities and other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation, if such investments exceed 15% of net assets at the time of purchase.

    18.  Issue senior securities.

    19. Purchase or sell commodities or commodity contracts including futures contracts.

    20. Invest more than 5% of the value of the Fund's net assets in warrants. Included within such limitation, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

    21. Invest more than 10% of the value of the Fund's net assets at the time of purchase in foreign securities (i. e., the securities of foreign issuers or obligors), which investment must be made solely through the purchase of United States Dollar denominated American Depository Receipts sponsored by domestic banks or their correspondent banks.

                           MANAGEMENT AND ADVISORY SERVICES

         As stated in the Prospectus, the Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Insight Capital Management, Inc. (the "Advisor"), 1656 North California Boulevard, Suite 300, Walnut Creek, California 94596. The Advisor supervises the Fund's investments and conducts its investment program. The Advisory Agreement provides that the Advisor will perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations, and (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers. For such services the Advisor receives an annual investment advisory fee equal to 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The advisory fee paid by the Fund is higher than that paid by most mutual funds. The Fund incurred fees payable to the Advisor in the amounts of $70,672, $138,387, and $254,477, respectively, for the fiscal years ended June 30, 1995, 1996 and 1997.

    The Advisor also performs investment advisory services for individual and pension and profit sharing accounts (the "private accounts"). Although the overall investment objective of the Fund may differ from the objectives of the private accounts served by the Advisor, in certain instances there may be securities which are suitable for the portfolio of the Fund as well as for one or more of the private accounts. At times, therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other private accounts. To the extent that the Fund and one or more of the private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases the purchase and sale transactions are allocated among the Fund and the private accounts in a manner believed by the management of the Advisor to be equitable to each.

    Financial analysts employed by the Advisor are subject to the Code of Ethics and Standards of Professional Conduct adopted by the Association of Investment Management and Research. Under the Standards of Professional Conduct, the financial analyst is required to act in a manner consistent with his obligation to deal fairly with all customers and clients when (i) disseminating investment recommendations, (ii) disseminating material changes in prior investment advice, and (iii) taking investment action.

    Dominion Institutional Services Corporation (the "Administrator") has entered into an Administration Agreement (the "Administration Agreement") with the Fund pursuant to which the Administrator is responsible for the overall management and administration of the Fund. The Fund pays the Administrator an annual administration fee equal to 1.25% of the Funds average daily net assets, computed daily and paid on a monthly basis. The Fund incurred fees payable to the Administrator in the amounts of $88,339, $172,983, and $318,097, respectively, for the fiscal years ended June 30, 1995, 1996 and 1997. Except as provided in this paragraph, the Administrator pays all operating costs of the Fund, including office space, custodian and transfer agent fees, administrative, clerical, record keeping, bookkeeping, legal (non-litigation), auditing and accounting expenses, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Fund permits to be used as sales literature), fees and expenses of directors of the Company, and the costs, including filing fees, of renewing or maintaining registration of Fund shares under federal and state law. The Fund pays the investment advisory fee and the administration fee, interest, taxes, the cost of brokerage incurred in connection with execution of securities transactions, litigation expenses and indemnification paid to advisors of the Fund and officers and directors of the Company. The costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statement under the Securities Act of 1933 and Investment Company Act of 1940 were paid by the Fund.

    The Fund has entered into an accounting services agreement with Commonwealth Fund Accounting, Inc. an affiliate of Fund Services, Inc., the Fund's transfer agent. All costs associated with such services performed by Commonwealth Fund Accounting, Inc. are borne by the Administrator.

    Fund Services, Inc. serves as transfer agent for the purpose of recording the transfer, issuance and redemption of shares of the Fund, transferring shares of the Fund, disbursing dividends and other distributions to shareholders, mailing shareholder information and receiving and responding to various shareholder inquiries. All costs associated with such services performed by Fund Service, Inc. are borne by the Administrator.

    C. Dewey Elliott III and Douglas W. Powell each own 50% of the outstanding stock of the Administrator. James O. Collins owns 100% of the outstanding stock of the Advisor. Messrs. Elliott and Powell are both executive officers and directors of the Company.

                         PORTFOLIO TRANSACTIONS AND BROKERAGE

    During the fiscal year ended June 30, 1997, all orders for the Fund's portfolio securities transactions were placed through Dominion Capital Corporation, an affiliate of the Fund, and it is expected that the Advisor will continue to place such orders through Dominion Capital Corporation. Dominion Capital Corporation is the Fund's Distributor, and is owned approximately 42.5% each by C. Dewey Elliott, III and Douglas W. Powell, officers and directors of the Fund. The Fund paid $96,531, $153,876, and $371,206, respectively, in brokerage commissions in connection with its portfolio business during the fiscal years ended June 30, 1995, 1996 and 1997, all of which were paid to Dominion Capital Corporation. The increase in brokerage commissions each year was primarily due to the increasing size of the Fund and the increasing portfolio turnover rate.

    Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by the Advisor. In selecting brokers and in negotiating commissions, the Advisor considers the broker's reliability, the quality of its execution services on a continuing basis, the financial condition of the firm, and research services provided, if any. The Advisory Agreement specifically provides that in placing portfolio transactions for the Fund, the Advisor may agree to pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Advisory Agreement.

    The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company Act of 1940 which requires that the commissions paid to Dominion Capital Corporation and other affiliates of the Fund with respect to securities transactions effected on a securities exchange must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Advisor to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

                           EXECUTIVE OFFICERS AND DIRECTORS

    The directors and officers of Dominion Funds, Inc.  (the "Company"), a
Texas corporation (of which the Fund is a series of shares of common stock), their principal occupations for the last five years and their affiliations, if any, with Dominion Institutional Services Corporation (the "Administrator"), the Fund's administrator, Insight Capital Management, Inc. (the "Advisor"), the Fund's investment advisor, or with Dominion Capital Corporation (the "Distributor"), the Fund's principal underwriter, are as follows:


Douglas W. Powell*
5000 Quorum Drive, Suite 620
Dallas, Texas 75240

Mr. Powell is Chairman of the Board and Chief Executive Officer of Dominion Funds, Inc. He is a founder of The Dominion Companies, a Dallas, Texas, based financial services group providing investment products and services to individuals, businesses and institutions. Mr. Powell serves as Chairman of the Board of Directors and Chief Executive Officer of Dominion Capital Corporation, an NASD Broker/Dealer; Dominion Financial Services, Inc., an SEC Registered Investment Advisor; Dominion Agency, Inc.; Dominion Institutional Services Corporation; and Dominion Mortgage Company.

Mr. Powell is a 1962 graduate of the United States Naval Academy. Upon graduation he was commissioned in the U.S. Air Force, where he served with distinction for eight years as a pilot and Deputy Missile Combat Crew Commander. Upon leaving military service in 1970, Mr. Powell accepted a position as a Systems Engineer with Electronic Data Systems, participating in the analysis, design and development of automated systems for the New York Stock Exchange, American Airlines and numerous insurance carriers. He subsequently served as assistant to the President of Systems Resources, Inc., a subsidiary of Control Data Corporation providing consulting and data processing services to the insurance industry.

From 1976 to 1980 Mr. Powell was President of Direction One, Inc., providing products and services to most major U.S. department stores. After a period as Assistant to the President of the North Texas Financial Group, an integrated financial planning and investment firm, Mr. Powell was co-founder and President of Chiattello & Powell, Inc., an SEC Registered Investment Advisor, from which The Dominion Companies emerged. Mr. Powell has been Chairman and Chief Executive Officer of Dominion Capital Corporation since October 1986, Dominion Financial Services, Inc. since 1981, and Dominion Institutional Services Corporation since June 1987.


C. Dewey Elliott, III*
5000 Quorum Drive, Suite 620
Dallas, Texas 75240

Mr. Elliott graduated in 1970 from the United States Naval Academy with a B.S. in aeronautical engineering and earned an MBA in 1975. He serves as President of Dominion Funds, Inc. and affiliated Dominion firms, and has been a principal in the firms since 1986, including Dominion Capital Corporation since October 1986, Dominion Financial Services, Inc. since January 1986, Dominion Institutional Services Corporation since June 1987 and Dominion Mortgage Company since 1991.

Mr. Elliott has been an adjunct professor in the business graduate school at the University of Dallas since 1987. Previously, Mr. Elliott was a retail broker with Merrill Lynch from 1984 to 1985. From 1976-1985, he was a senior consultant with Harbridge House, Inc. and other firms, consulting to national and international companies and the Department of Defense. Mr. Elliott served on active duty with the Navy from 1970 to 1976.

* Interested person (as defined in the Investment Company Act of 1940) of the Fund.

Robert H. Spiro, Jr.
5821 Colfax Avenue
Alexandria, Virginia 22311

Mr. Spiro has a distinguished career in business, academia, and public service. He is currently Vice President and member of the board of directors of Crescent Financial Corporation, Inc., Chairman of RHS Imprinted Products, Inc., and provides consulting on matters of marketing and management. He is also Vice President of the American Security Council Foundation. He served as Under Secretary of the Army.

Mr. Spiro graduated from Wheaton College, attended six universities, and earned his Ph.D. in Modern European History from the University of Edinburgh. Since 1986, he has served as a consultant to various businesses. He was National Executive Director of the Reserve Officers Association of the U.S. from 1984 to 1986, President of Jacksonville University from 1964 to 1979 and Dean of the College of Liberal Arts at Mercer University from 1960 to 1964. He has an honorary Doctor of Science degree from Florida Institute of Technology and was awarded PALMES ACADEMICUES by the President of France.

Throughout his career, he has served on numerous professional and civic commissions and boards; published articles, editorials, essays and contributions to Encyclopedia Americana; and edited a scholarly journal. His naval career included service in destroyers in operations in the Pacific during World War II, command of various Reserve units and retirement as a Rear Admiral in 1978.


Peter R. Goldschmidt
2706 N. Randolph Street
Arlington, Virginia 22207

Mr. Goldschmidt has a broad background in business and legislative affairs and has recently resumed his marketing consulting practice. From September 1996 to the present, he has been an Account Executive with Cartridge Technology Network. From May 1994 through July 1996 he was Sales Manager of GAMER Corp., a wholly owned subsidiary of Iverson Technology. In 1992 and 1993 he worked with LDS Enterprises, a medical emergency communications company, and as a consultant to corporate clients on matters of Federal Relations and domestic and international marketing. In 1993 and 1994, he also worked with PIC, a fund-raising company. From March 1990 to December 1991, he served as senior advisor to Recovery America, a provider of natural solutions for addictions. From August 1987 to December 1989, he served as marketing consultant for Advanced Tool Technologies, a company holding patents on a chemical die cutting process. In 1986, he was Washington liaison for Campus Network. Previously, he served the University of California as special assistant to the president for federal relations and director of the University's Washington, D.C. office from 1968 until 1985.

From 1966 to 1968 he was a supervisory attorney in the Civil Rights Unit of the Office of General Counsel for the U.S. Department of Health, Education and Welfare. Prior to HEW, he was Assistant United States Attorney with the Justice Department for the Northern District of California from 1961 to 1966, and from 1964 to 1966 was Chairman of the Civil Service Commission for Contra Costa County, California. He was in private practice from 1959 until 1960 with a firm in Frankfurt/Main, Germany.

Mr. Goldschmidt earned a B.S. Degree from the University of California, Berkeley, and his J.D. from the University of California Hastings College of the Law.

Allen B. Clark, Jr.
10602 Stone Canyon Road #164
Dallas, Texas  75230

The Honorable Allen B. Clark, Jr. is a Charter Financial Analyst and has served as a fixed income and personal trust portfolio manager in the Trust Department of a major Texas bank. His private business endeavors included presiding over his own real estate investment company. His public service included being a Special Assistant to Texas Governor Bill Clements and an Assistant Secretary and Director, National Cemetery System, of the Department of Veterans Affairs in the Presidency of George Bush. Upon graduation from West Point he was an officer with service in Vietnam in Special Forces. He received an M.B.A. from Southern Methodist University.

From April 1996 to the present, he has been employed with the Department of Veterans Affairs as a Veterans Liaison. From June 1994 to April 1996, he was self employed in marketing and consulting. From June 1993 to June 1994, he was employed in the mortgage lending department of First Fidelity Mortgage Corporation. From January 1993 to June 1993, he was self employed as a consultant. From August 1991 to January 1993, he served as an Assistant Secretary and Director, National Cemetery System, of the Department of Veterans Affairs in the Presidency of George Bush.

Upon graduation from West Point he was an officer with service in Vietnam in Special Forces. He received an M.B.A. from Southern Methodist University.

    The directors and officers of the Company as a group held less than 1% of the Fund's outstanding shares on the date of this Statement of Additional Information.

                            PURCHASE OF SHARES OF THE FUND

    As stated in the Prospectus, shares of the Fund can be purchased through broker-dealers who have sales agreements with the Fund's Distributor, Dominion Capital Corporation. Shares of the Fund are sold at the net asset value per share as determined at the close of business of the New York Stock Exchange next occurring after the purchase order is received and accepted by the Fund plus the applicable sales charge. The Prospectus contains detailed information about the purchase of shares.

    As indicated in the Prospectus under "Purchase of Shares - Certain Purchases," certain directors, officers, full-time employees, and sales representatives of the Company, the Advisor, the Administrator, the Distributor, or any broker-dealer having a sales agreement with the Distributor and certain affiliates of the foregoing and members of their immediate families (i.e., spouse, children, siblings, parents and parents-in-law) may purchase shares of the Fund at net asset value without the sales charge. This privilege is offered to compensate these persons for their efforts on behalf of the Fund, and to encourage them to continue their employment with the Fund and its affiliates and to use their best efforts to promote the Fund's growth and profitability.

                            NET ASSET VALUE DETERMINATION

    As stated in the Prospectus, the net asset value of Fund shares is determined once daily as of the close of business on the New York Stock Exchange (currently 4:00 pm. New York City time), Monday through Friday, except on (i) days on which changes in value of the Fund's portfolio securities will not materially affect the net asset value of shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund are received; or (iii) customary national holidays on which the New York Stock Exchange is closed. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith by the Advisor under the supervision of the Company's Board of Directors.

                                   THE DISTRIBUTOR

    The Fund has entered into a Distribution Agreement with Dominion Capital Corporation (the "Distributor"), 5000 Quorum Drive, Suite 620, Dallas, Texas 75240, pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor a sales load as described in the Prospectus. The sales load received by the Distributor for Fund shares sold for the years ended June 30, 1995, 1996 and 1997 was approximately $39,036, $375,308, and $115,746, respectively.

    Shares of the Fund are offered on a continuous basis through the Distributor. Pursuant to the Distribution Agreement, the Distributor serves as exclusive agent for the sale of the shares of the Fund and has agreed to use its best efforts to sell such shares, either directly or through securities dealers.

                                 REDEMPTION OF SHARES

    Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. Subject to certain exceptions set forth in the Prospectus, payment will be made within seven days of the Fund's receipt of a valid redemption request. The value of the Fund shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. The Prospectus describes the requirements and procedures for the redemption of shares.

    Shares are normally redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under the Section "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined.

    The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or
(3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities and determination of net asset value is not reasonably practicable.

                         INCOME DIVIDENDS, CAPITAL GAINS AND
                                    DISTRIBUTIONS

    It is the policy of the Fund to make at least annual distributions of substantially all of its investment income and at least annual distributions of any net realized capital gains. Distributions reflecting capital gains realized during each fiscal year ended June 30 normally are declared and payable to shareholders in the subsequent fiscal year. Distributions reflecting investment income received during the fiscal year ended June 30 normally are made during the current and subsequent fiscal year.

    All investors who do not elect otherwise will have all of their income dividends and capital gains distributions reinvested in additional Fund shares, at net asset value as described under "Distributions and Taxes-Reinvestment of Distributions" in the Prospectus. Shareholders who desire to receive their dividends and distributions in cash may so elect on their account applications or by written notice to the Fund.

                                      CUSTODIAN

    May Financial Corporation, 8333 Douglas Avenue, Dallas, Texas 75240, is the custodian of the Fund. May Financial Corporation deposits securities of the Fund with a trust company which acts as a securities depository. The custodian, among other things, attends to the collection of dividends and payment for and collection of proceeds of securities bought and sold by Fund.

                        LEGAL COUNSEL AND INDEPENDENT AUDITORS

    Counsel to the Fund is Frederick C. Summers, III, a Professional Corporation, Attorney at Law, 1400 St. Paul Place, 750 North St. Paul Street, Dallas, Texas 75201.

    The independent auditor for the Fund is Kinder & Wyman, P.C., 511 E. John Carpenter Freeway, Suite 200, Irving, Texas 75062-3920.

                                REGISTRATION STATEMENT

    There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement, as it may be amended from time to time, and the exhibits filed as a part thereof.

                                     [LETTERHEAD]


                             INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholders
Dominion Insight Growth Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Dominion Insight Growth Fund as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the four-year period ended June 30, 1997 and the period October 27, 1992 (effective date of the fund Registration Statement under the Securities Act of 1933) to June 30, 1993. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dominion Insight Growth Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


                                                           /s/ Kinder & Wyman
                                                           KINDER & WYMAN, P.C.


Irving, Texas
July 18, 1997

                             DOMINION INSIGHT GROWTH FUND
                         STATEMENT OF ASSETS AND LIABILITIES
                                    JUNE 30, 1997


ASSETS

    Investments in securities, at value                $  21,994,912
     (identified cost $16,822,485)
    Cash                                                     504,688
    Receivables
         Investment securities sold                          481,332
         Capital shares sold                                     483
         Dividends and interest                                5,349
    Organization costs, net                                        6
                                                       -------------

              TOTAL ASSETS                             $  22,986,770
                                                       -------------
                                                       -------------

LIABILITIES

         Accrued investment advisory fee                   $  18,999
         Accrued administrative fee                           23,741
                                                       -------------

              TOTAL LIABILITIES                               42,740
                                                       -------------

NET ASSETS                                             $  22,944,030
                                                       -------------
                                                       -------------

    Capital shares outstanding                             1,453,179

    Net asset value and offering price per share
         Net asset value per share                          $  15.79
                                                       -------------
                                                       -------------
         Offering price per share                           $  16.36
                                                       -------------
                                                       -------------


The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                              INVESTMENTS IN SECURITIES
                                    JUNE 30, 1997


                                                   Market      Percent of
Common Stocks                       Shares          Value     Total Assets
-------------                     ----------     ----------   ------------

Commercial Services - Printing
    Consolidated Graphic (a)          13,100     $  546,925          2.38%
                                                 ----------   ------------

Computer - Memory Devices
    Smart Modular Tech (a)            17,150        578,813          2.52
                                                 ----------   ------------

Computer - Mini/Micro
    Compaq (a)                         6,500        645,125          2.81
                                                 ----------   ------------

Computer - Services
    Data Dimensions, Inc. (a)         19,500        429,000          1.87
                                                 ----------   ------------

Computer - Software
    Compuware Corp. (a)               31,200      1,489,800          6.48
    McAfee Association (a)            11,650        735,406          3.20
    Microsoft Corp. (a)               12,000      1,516,500          6.60
    Peoplesoft Inc. (a)               22,800      1,202,700          5.23
                                                 ----------   ------------
                                                  4,944,406         21.51
                                                 ----------   ------------

Electronics - Measuring Instrument
    Teradyne (a)                      13,400        525,950          2.29
                                                 ----------   ------------

Electronics - Semiconductors
    Altera Corp. (a)                  18,000        909,000          3.95
    Applied Materials (a)             13,300        941,806          4.10
    Microlinear (a)                   30,000        315,000          1.37
    Orbotech Ltd. (a)                 22,300        710,813          3.09
    Sanmine Corp. (a)                 12,400        787,400          3.43
    Semtech Corp. (a)                 20,200        737,300          3.21
    Texas Instruments                  4,800        403,500          1.76
    Vecco Instruments (a)             12,600        488,250          2.12
                                                 ----------   ------------
                                                  5,293,069         23.03
                                                 ----------   ------------

Food - Meat Products
    Smithfields Foods (a)             12,200        750,300          3.26
                                                 ----------   ------------

Insurance - Life
    Conseco Inc.                      11,900        440,300          1.91
                                                 ----------   ------------


The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                              INVESTMENTS IN SECURITIES
                                    JUNE 30, 1997

                                                     Market     Percent of
Common Stocks (continued)             Shares          Value   Total Assets
-------------------------            --------  -------------   ------------
Medical - Ethical Drugs
    Medicis Pharmaceutical (a)        14,550  $     725,681          3.16%
    Teva Pharmaceutical ADR            7,800        505,050          2.20
                                                 ----------   ------------
                                                  1,230,731          5.36
                                                 ----------   ------------

Medical - Outpatient/Home Care
    Rehabcare Group (a)               13,300        492,100          2.14
                                                 ----------   ------------

Oil & Gas - Machinery/Equipment
    Energy Ventures (a)               15,000        630,000          2.74
                                                 ----------   ------------

Retail - Discount & Variety
    Ninety-Nine Cents (a)             16,200        488,025          2.12
    Tuesday Morning Corp (a)          27,000        543,375          2.36
                                                 ----------   ------------
                                                  1,031,400          4.48
                                                 ----------   ------------

Retail/Wholesale Computer
    Dell Computer (a)                 13,500      1,585,406          6.90
                                                 ----------   ------------

Telecommunications - Equipment
    Bright Point (a)                  23,800        774,988          3.37
    Teledata Comm (a)                 20,100        690,938          3.01
    Tellabs Inc. (a)                  14,700        821,363          3.57
                                                 ----------   ------------
                                                  2,287,289          9.95
                                                 ----------   ------------

Transportation - Truck
    Swift Transportation (a)          19,800        584,100          2.54
                                                 ----------   ------------

Total Investments in Securities
     (cost $16,822,485)                       $  21,994,912         95.69%
                                                 ----------   ------------
                                                 ----------   ------------


NOTES:
     (a) Presently non-income producing.
     (b) Percentage of investments as shown is the ratio of the total market value to total assets.



The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                               STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED JUNE 30, 1997


INVESTMENT LOSS

    Investment income
         Dividends                                           $      24,139
         Interest                                                   40,612
                                                             -------------
              Total investment income                               64,751
                                                             -------------
    Expenses
         Investment advisory fee                                   254,477
         Administration fee                                        318,097
         Amortization                                                9,541
                                                             -------------
              Total expenses                                       582,115
                                                             -------------
    NET INVESTMENT LOSS                                           (517,364)
                                                             -------------
REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS

    Net realized loss on investments in securities              (2,607,737)
    Net change in unrealized appreciation
     of investments in securities                                 757,148
                                                             -------------
    NET LOSS ON INVESTMENTS                                     (1,850,589)
                                                             -------------
    NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                         $  (2,367,953)
                                                             -------------
                                                             -------------


The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                          STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEARS ENDED JUNE 30, 1997 AND 1996


CHANGE IN NET ASSETS FROM OPERATIONS               1997           1996
                                                ------------  ------------

    Net investment loss                         $  (517,364)  $   (281,524)
    Net realized gain (loss) on investments      (2,607,737)    3,556,449
    Net change in unrealized appreciation           757,148     1,978,534
                                                ------------  ------------

         Net increase (decrease) in net
          assets resulting from operations       (2,367,953)    5,253,459

DISTRIBUTIONS TO SHAREHOLDERS FROM

    Net realized gains on investments            (2,641,139)    (1,003,817)

CAPITAL SHARE TRANSACTIONS                           44,943    15,569,399
                                                ------------  ------------
    Total increase (decrease) in net assets      (4,964,149)   19,819,041

NET ASSETS

    Beginning of year                            27,908,179     8,089,138
                                                ------------  ------------

    END OF YEAR (including undistributed
      investment loss of $1,179,887
      and $662,523, respectively)               $22,944,030   $27,908,179
                                                ------------  ------------
                                                ------------  ------------



The accompanying notes are an integral part of these financial statements.

                             DOMINION INSIGHT GROWTH FUND
                            NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION AND NATURE OF OPERATIONS

         Dominion Insight Growth Fund (Fund) is a separate series of shares of common stock of Dominion Funds, Inc. (Company). The Company was incorporated in the State of Texas in June of 1992. The Company is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. In addition, the Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was October 27, 1992. The primary investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

         USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         VALUATION OF SECURITIES

         All securities are valued at the close of each business day. Securities traded on national securities exchanges or in national market systems are valued at the last quoted sales price. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors.

         SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Security transactions are accounted for on the date the securities are purchased or sold. Realized security gains and losses from security transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis.

                             DOMINION INSIGHT GROWTH FUND
                            NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         CASH

         Cash is held in a credit interest account at May Financial Corporation, a member of the Chicago Stock Exchange, Inc., bearing interest at a variable rate. At June 30, 1997, the interest rate was 4.75%

         ORGANIZATION COSTSCOSTS

         Organization costs have been capitalized and are being amortized on a straight-line basis over a period of five years. If any of the initial shares are redeemed before all the organization costs have been amortized, the proceeds will be reduced by the redeemed share's prorata share of the then-unamortized organization costs, in the same proportion as the number of shares redeemed bears to the total number of initial shares outstanding.

         INCOME TAXES

         The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income or excise taxes is required.

         Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At June 30, 1997, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         DISTRIBUTIONS TO SHAREHOLDERS

         Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date, distributed on the record date and are reinvested in additional shares of the Fund at net asset value or are payable in cash without any charge to the shareholder.

                             DOMINION INSIGHT GROWTH FUND
                            NOTES TO FINANCIAL STATEMENTS


NOTE 2 - DISTRIBUTION TO SHAREHOLDERS

         On November 30, 1996, a distribution of $1.76 aggregating $2,641,139 was declared from net realized gains from securities transactions.
         The dividend was payable on December 2, 1996 to shareholders of record as of November 29, 1996.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

         As of June 30, 1997, there were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series and the balance is unclassified. As of June 30, 1997, capital paid-in aggregated $21,559,165.

         Transactions in shares of capital stock for the years ended June 30, 1997 and June 30, 1996 are as follows:

                                            SHARES                      AMOUNT
                                   ------------------------    --------------------------
                                      1997           1996          1997           1996
                                   ---------      ---------    -----------   ------------

         Shares sold                 376,369        912,218    $ 6,333,645   $ 16,297,454
         Shares issued in
            reinvestment of
            dividends                152,678         61,981      2,508,498        987,344
                                   ---------      ---------    -----------   ------------

                                     529,047        974,199      8,842,143     17,284,798

         Shares redeemed             541,389        106,734      8,797,200      1,715,399
                                   ---------      ---------    -----------   ------------

         Net increase/(decrease)     (12,342)       867,465    $    44,943   $ 15,569,399
                                   ---------      ---------    -----------   ------------
                                   ---------      ---------    -----------   ------------


NOTE 4 - SECURITIES TRANSACTIONS

         Cost of purchases and sales of securities (excluding short-term obligations) aggregated $63,693,444 and $66,455,371, respectively, for the year ended June 30, 1997. The cost of securities for financial statement and income tax purposes was $16,822,485 at June 30, 1997. Net loss on investments in securities for the year ended June 30, 1997 was $1,850,589 for financial statement and income tax purposes. All security transactions were in long transactions. As of June 30, 1997, the aggregate unrealized appreciation and depreciation of securities was as follows:

              Unrealized appreciation            $  5,666,370
              Unrealized depreciation                (493,943)
                                                 -------------
              Net unrealized appreciation        $  5,172,427
                                                 -------------
                                                 -------------

                             DOMINION INSIGHT GROWTH FUND
                            NOTES TO FINANCIAL STATEMENTS


NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         The Fund has an Investment Advisory Agreement (Advisory Agreement) with Insight Capital Management, Inc. (Advisor) to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor's only previous experience in advising a mutual fund is advising the Fund. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

         The Fund has an Administration Agreement with Dominion Institutional Services Corporation (Administrator). Pursuant to the Administration Agreement, and subject to the authority of the board of directors of the Fund, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

         The Fund has a Distribution Agreement with Dominion Capital Corporation (Distributor). Pursuant to the Distribution Agreement, the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges. Sales charges for distributing fund shares were $115,746 for the year ended June 30, 1997.

         During the year ended June 30, 1997, all orders for the Fund's securities transactions were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. Commissions charged by Distributor for executing security transactions were $371,206 for the year ended June 30, 1997.

         Certain directors and officers of the Company are also directors, officers and/or employees of the Administrator and the Distributor.

                             DOMINION INSIGHT GROWTH FUND
                                 FINANCIAL HIGHLIGHTS


                                                                     FISCAL PERIOD ENDED JUNE 30,

                                                 1997          1996           1995           1994            1993 (1)
                                               --------       --------       --------       --------      --------

PER SHARE INCOME AND CAPITAL CHANGES
   FOR A SHARE OUTSTANDING DURING THE
    PERIOD (2):

    Net asset value, beginning of period      $  19.04       $  13.53       $  10.24       $  10.97       $  9.79
                                              --------       --------       --------       --------      --------

Income (loss) from investment operations:

    Net investment loss                          (0.33)         (0.34)         (0.24)         (0.24)        (0.18)

    Net realized and unrealized gain
     (loss) on investments                       (1.16)          7.39           4.33          (0.49)         1.36
                                              --------       --------       --------       --------      --------

    Total income (loss) from investment
    operations                                   (1.49)          7.05           4.09          (0.73)         1.18
                                              --------       --------       --------       --------      --------

Less distributions:

    Distributions from net realized gains        (1.76)         (1.54)         (0.80)             -             -
                                              --------       --------       --------       --------      --------

    Net asset value, end of period            $  15.79       $  19.04       $  13.53       $  10.24      $  10.97
                                              --------       --------       --------       --------      --------
                                              --------       --------       --------       --------      --------

Total return (3)(4)                             (8.94%)        54.32%         42.25%         (6.65%)       18.08%
                                              --------       --------       --------       --------      --------
                                              --------       --------       --------       --------      --------

   RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in
      thousands)                             $  22,944      $  27,908       $  8,089       $  6,271      $  5,968

    Ratio of expenses to average
      daily net assets                           2.30%          2.31%          2.38%          2.37%         2.10%

    Ratio of net investment loss to
      average net assets                         2.04%          2.03%          2.16%          2.01%         1.83%

    Portfolio turnover rate                    261.05%        172.87%        210.23%        140.87%       135.40%

    Average brokerage commission rate for
      the underlying portfolio (5)             $  0.10        $  0.10        $  0.10        $  0.10       $  0.10


(1) Financial highlights are for the period from October 27, 1992 (effective date of the Fund's Registration Statement under the Securities Act of 1933) to June 30, 1993, and, other than total return, have not been annualized.
(2) Per share information has been calculated using the average number of shares outstanding.
(3) Sales load is not reflected in total return.
(4) Total return is annualized.
(5) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

The accompanying notes are an integral part of these financial highlights.

                             DOMINION INSIGHT GROWTH FUND
                                  OTHER INFORMATION
PART C

Item 24 FINANCIAL STATEMENTS AND EXHIBITS

    List all financial statements and exhibits filed as part of the Registration Statement.

    (a)  Financial Statements:

           Statement of Assets and Liabilities (June 30, 1997)
           Investments in Securities (June 30, 1997)
           Statement of Operations (Year ended June 30, 1997)
           Statement of Change in Net Assets (Years ended June 30, 1997 and 1996)
           Notes to Financial Statements (June 30, 1997)

    The foregoing financial statements are included in the Statement of Additional Information.

    (b) Exhibits:

    Exhibit 1         Articles of Incorporation*
    Exhibit 2         Bylaws*
    Exhibit 3         Not Applicable
    Exhibit 4         Specimen Share Certificate*
    Exhibit 5         Investment Advisory Agreement*
    Exhibit 6(a)      Distribution Agreement*
             (b)      Selected Dealer Agreement*
    Exhibit 7         Not Applicable
    Exhibit 8(a)      Custody Agreement With May Financial Corporation*
             (b)      Participant's Agreement with The Depository Trust Company*
    Exhibit 9(a)      Administration Agreement*
             (b)      Transfer Agent Agreement*
             (c)      Omnibus Account Services Agreement*
    Exhibit 10        Opinion and Consent of Brady & Summers, P.C.*
    Exhibit 11        Consent of Kinder & Wyman, P.C.
    Exhibit 12        Not Applicable
    Exhibit 13        Subscription Agreement*
    Exhibit 14        Not Applicable
    Exhibit 15(a)     Distribution Plan*
              (b)     Dealer Assistance Agreement*
              (c)     Bank Shareholder Service Agreement*
    Exhibit 16        Not Applicable

*Previously provided

Item 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    C. Dewey Elliott, III and Douglas W. Powell each own approximately 42.5% of the outstanding stock of the Distributor and 50% of the outstanding stock of the Administrator, and are executive officers and directors of such companies. Both the Distributor and the Administrator are Texas corporations. Such persons are also executive officers and directors of the Registrant, although such persons do not purport to "control" the Registrant except to the extent such positions as executive officers and directors could otherwise be deemed to be in "control" of the Registrant.

Item 26   NUMBER OF HOLDERS OF SECURITIES

    The number of record holders of shares of each class of securities of Registrant as of June 30, 1997 was as follows:

    Title of Class                     Number of Record Holders
    --------------                     ------------------------

    Common Stock, Dominion
    Insight Growth Fund series         1222

Item 27   INDEMNIFICATION

    Provisions of the Registrant's Articles of Incorporation and Bylaws relating to indemnification of the Registrant's directors and employees are included as Exhibits 1 and 2 to the Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    Insight Capital Management, Inc. (the "Advisor") serves as the investment advisor of the Registrant. The Advisor also performs investment advisory services for individual and pension and profit sharing accounts.

    James O. Collins has served as Chairman, Chief Executive Officer and Portfolio Manager of Insight Capital Research and Management, Inc. since he founded the company in 1988. He is also

Chairman, CEO and Portfolio Manager of Insight Capital Management, Inc., the publisher of the OTC Insight newsletter, and has served in that capacity since founding the company in 1983.

    The principal business addresses of both the Advisor and Insight Capital Research and Management, Inc. is 1656 North California Blvd., Suite 300, Walnut Creek, California 94596.

Item 29   PRINCIPAL UNDERWRITERS

    Dominion Capital Corporation (the "Distributor") serves as the principal underwriter of the Registrant, and does not serve as principal underwriter, depositor or investment advisor for any other investment company.

    The following information is provided with respect to each director or officer of the Distributor:

    Name and Principal       Positions and Office          Position and Office
    Business Address         with Underwriter              with Registrant
    ----------------         --------------------          ---------------

    Douglas W. Powell        Chairman, Chief               Chairman, Chief
    5000 Quorum Drive        Executive Officer             Executive Officer
    Suite 620
    Dallas, Texas 75240

    C. Dewey Elliott, III    President, Director           President, Director
    5000 Quorum Drive
    Suite 620
    Dallas, Texas 75240

Item 30 LOCATION OF ACCOUNTS AND RECORDS

    The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

    (a) Shareholder records are maintained by the Registrant's transfer agent, Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

    (b) All other accounting records of the Registrant are maintained at the offices of Commonwealth Fund Accounting, 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

Item 31  MANAGEMENT SERVICES

    The Registrant has entered into a custody agreement with May Financial Corporation, pursuant to which it acts as custodian and clearing agent for the Fund. May Financial Corporation has in turn entered into a Participant's Agreement with The Depository Trust Company, pursuant to which it acts as depository for the Fund's securities.

    The Registrant has no other management-related service contract which is not discussed in Part A or Part B of this form and which is required to be disclosed in this Item 31.

Item 32 UNDERTAKINGS

    (a) Not applicable.

    (b) Not applicable.

    (c) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas and State of Texas, on the 27th day of August, 1997.

                                    DOMINION FUNDS, INC.

                                    By: /s/ Douglas W. Powell
                                        ---------------------
                                        Douglas W. Powell, Chairman of the Board

    Pursuant to the Requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Douglas W. Powell        Chairman of the Board and Chief         August 27, 1997
---------------------------  Executive Officer (Principal Executive
Douglas W. Powell            Officer and Principal Financial
                             Accounting Officer)

/s/ C. Dewey Elliott, III    President and Director                  August 27, 1997
---------------------------
C. Dewey Elliott, III

                             Director                                _________, 1997
---------------------------
Robert H. Spiro, Jr.

/s/ Peter R. Goldschmidt     Director                                August 27, 1997
---------------------------
Peter R. Goldschmidt

                             Director                                _________, 1997
---------------------------
Allen B. Clark, Jr.

                                  INDEX TO EXHIBITS


EXHIBIT
NUMBER        EXHIBIT
------        -------


1             Articles of Incorporation*

2             Bylaws*

4             Specimen Share Certificate*

5             Investment Advisory Agreement*

6(a)          Distribution Agreement*
6(b)          Selected Dealer Agreement*

8(a)          Custody Agreement with May Financial Corporation*
8(b)          Participant's Agreement with The Depository Trust Company*

9(a)          Administration Agreement*
9(b)          Transfer Agent Agreement*
9(c)          Omnibus Account Services Agreement*

10            Opinion and Consent of Brady & Summers, P.C.*

11            Consent of Kinder & Wyman, P.C.

13            Subscription Agreement*

15(a)         Distribution Plan*
15(b)         Dealer Assistance Agreement*
15(c)         Bank Shareholder Service Agreement*

*Previously filed